UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway Chesapeake, Virginia	23320
(Address of principal executive offices)	(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Dollar Tree, Inc. (the "Company") was held on June 13, 2019. The following items were voted on by shareholders and listed below are the final voting results:

1.	The shareholders elected the following individuals to the Company's Board of Directors, each to serve as a director for a one-year term:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Arnold S. Barron	203,469,193	2,524,391	59,312	11,687,083
Gregory M. Bridgeford	202,350,053	3,645,061	57,782	11,687,083
Thomas W. Dickson	205,585,922	406,012	60,962	11,687,083
Conrad M. Hall	202,359,039	3,633,960	59,897	11,687,083
Lemuel E. Lewis	203,582,707	2,411,551	58,638	11,687,083
Jeffrey G. Naylor	201,030,302	4,964,117	58,477	11,687,083
Gary M. Philbin	204,188,981	1,804,080	59,835	11,687,083
Bob Sasser	203,636,387	2,353,246	63,263	11,687,083
Thomas A. Saunders III	200,502,767	5,490,171	59,958	11,687,083
Stephanie P. Stahl	200,996,239	5,002,018	54,639	11,687,083
Carrie A. Wheeler	205,706,450	292,051	54,395	11,687,083
Thomas E. Whiddon	197,809,446	8,183,975	59,475	11,687,083
Carl P. Zeithaml	203,461,105	2,532,667	59,124	11,687,083

2.
The shareholders approved, on an advisory basis, the compensation of the named executive officers disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion set forth in the Proxy Statement filed on April 22, 2019.

Votes For	Votes Against	Abstain	Broker Non-Votes
190,426,175	10,231,475	5,395,246	11,687,083

3.	The shareholders ratified the appointment, by the Audit Committee, of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2019.

Votes For	Votes Against	Abstain
211,594,708	6,077,380	67,891

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 14, 2019	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer